Exhibit 24.1

Power of Attorney

The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned’s name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the Registration Statement on Form S-3 (the “Registration Statement”) with respect to the resale of the common stock of Microvision, Inc. (the “Company”) in connection with the issuance of the Company’s senior secured exchangeable convertible notes and related warrants, any subsequent registration statement for the same offering which may be filed under Rule 462(b) and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated.

By:	/s/ Slade Gorton

Printed Name:	Slade Gorton

Title:	Director

Date:	May 16, 2005

Power of Attorney

The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned’s name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the Registration Statement on Form S-3 (the “Registration Statement”) with respect to the resale of the common stock of Microvision, Inc. (the “Company”) in connection with the issuance of the Company’s senior secured exchangeable convertible notes and related warrants, any subsequent registration statement for the same offering which may be filed under Rule 462(b) and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated.

By:	/s/ Walter J. Lack

Printed Name:	Walter J. Lack

Title:	Director

Date:	May 16, 2005

Power of Attorney

The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned’s name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the Registration Statement on Form S-3 (the “Registration Statement”) with respect to the resale of the common stock of Microvision, Inc. (the “Company”) in connection with the issuance of the Company’s senior secured exchangeable convertible notes and related warrants, any subsequent registration statement for the same offering which may be filed under Rule 462(b) and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated.

By:	/s/ Robert A. Ratliffe

Printed Name:	Robert A. Ratliffe

Title:	Director

Date:	May 16, 2005